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                                                                   EXHIBIT 10.12


                                            Form of Certificate of Incorporation

                          CERTIFICATE OF INCORPORATION

                                       OF

                       BOSTON PROPERTIES MANAGEMENT, INC.


     1. The name of the corporation is Boston Properties Management, Inc. (the "Corporation").

     2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is ten thousand (10,000), of which 100 shares shall be known as Class A Common Stock with a par value of one cent ($.01) per share, and nine thousand nine hundred (9,900) shares shall be known as Class B Common Stock with a par value of one cent ($.01) per share. The preferences, limitations, and relative rights of the Class A and Class B Common Stock shall be identical except that (unless and to the extent otherwise made mandatory by law) the holders of Class B Common Stock shall have no right to vote for the election of directors or for any other purpose or consent in lieu thereof and shall not be entitled to receive notice of any meeting of stockholders, and all voting rights shall be vested entirely in the holders of Class A Common Stock.

     5.   The name and mailing address of the incorporator is as follows:

          NAME                                MAILING ADDRESS

          Lisa R. Haddad                      Goodwin, Procter & Hoar  LLP
                                              Exchange Place
                                              Boston, MA 02109-2881

     6. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation, subject to and in accordance with their terms.

     7. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

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     8.   A director of the Corporation shall not be personally liable to the
Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. No amendment or repeal of this Section shall adversely affect the rights and protection afforded to a director of the Corporation under this Section for acts or omissions occurring prior to such amendment or repeal.

     9. Any action required or permitted by law to be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     10. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; PROVIDED that Articles 4 and 6 hereof and this Article 10 may only be amended by the unanimous vote of the holders of Class A Common Stock of the Corporation.

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     THE UNDERSIGNED incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does hereby make this certificate, hereby declaring and certifying that it is her free act and deed and the facts herein stated are true, and accordingly she has hereunto set her hand this ___ day of _______, 1997.






                                             -----------------------------------
                                             Lisa R. Haddad, Incorporator